Exhibit 99.1

1 1 AUGUST 2020

2 IMPORTANT INFORMATION Forward-Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward- looking statements. You can identify forward-looking statements by the fact that they generally include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe," “outlook” and other words of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words. These forward-looking statements are based on assumptions that the Company’s management has made in light of their industry experience and on their perceptions of historical trends, current conditions, expected future developments and other factors they believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond the Company’s control) and assumptions. These risks, uncertainties and assumptions include, but are not limited to, the following: the effect of COVID-19 on our business operations, growth strategies, store traffic, employee availability, financial condition, liquidity and cash flow; decreases in consumer spending due to declines in consumer confidence, local economic conditions or changes in consumer preferences and the Company’s ability to effectively: execute on its growth strategy; maintain and enhance its strong brand image; compete effectively; maintain good relationships with its key suppliers; and improve and expand its exclusive product offerings. The Company discusses the foregoing risks and other risks in greater detail under the heading “Risk factors” in the periodic reports filed by the Company with the Securities and Exchange Commission. Although the Company believes that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect the Company’s actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, the Company cautions that you should not place undue reliance on any of these forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict those events or how they may affect the Company. Further, any forward-looking statement speaks only as of the date on which it is made. Except as required by law, the Company does not intend to update or revise the forward-looking statements in this presentation after the date of this presentation. Industry and Market Information Statements in this presentation concerning our industry and the markets in which we operate, including our general expectations and competitive position, business opportunity and market size, growth and share, are based on information from independent industry organizations and other third-party sources, data from our internal research and management estimates. Management estimates are derived from publicly available information and the information and data referred to above, and are based on assumptions and calculations made by us based upon our interpretation of such information and data. The information and data referred to above are imprecise and may prove to be inaccurate because the information cannot always be verified with complete certainty due to the limitations on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. As a result, please be aware that the data and statistical information in this presentation may differ from information provided by our competitors or from information found in current or future studies conducted by market research institutes, consultancy firms or independent sources. COVID-19 Impact The extent to which COVID-19 impacts our operations will depend on future developments, which are highly uncertain and difficult to predict, including, among others, the duration of the outbreak, new information that may emerge concerning the severity of COVID-19 and the actions, especially those taken by governmental authorities, to contain the pandemic or treat its impact. As events are rapidly changing, additional impacts may arise that we are not aware of currently. For more information about the risks, uncertainties, and other factors that could affect our future results, please see the risks described in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and our subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures The Company presents Adjusted EBITDA and Adjusted EBIT because they are important financial measures that its management, board of directors and lenders use to assess the Company’s operating performance. However, Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures and should not be considered in isolation or as an alternative to net income or any other measure of financial performance calculated and presented in accordance with GAAP. The Company defines Adjusted EBITDA as earnings before interest, income tax, depreciation and amortization, or EBITDA, adjusted to exclude non-cash stock-based compensation, the non-cash accrual for future award redemptions, recapitalization expenses, acquisition-related expenses, acquisition-related integration costs, amortization of inventory fair value adjustment, loss on disposal of assets and contract termination costs, store impairment charges, secondary offering costs, and other due diligence expenses. Adjusted EBIT is defined as Adjusted EBITDA less depreciation and amortization. In addition, for fiscal year 2017, which was a 53-week fiscal year, the Company has made further adjustments to account for the extra week. Since Adjusted EBITDA and Adjusted EBIT are non-GAAP financial measures, they are susceptible to varying calculations and the Company’s Adjusted EBITDA and Adjusted EBIT may not be comparable to similarly titled measures of other companies, including companies in its industry. See the Appendix to this presentation for a reconciliation of Adjusted EBITDA and Adjusted EBIT to Net Income.

3 STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 NAVIGATING COVID-19 & BUSINESS UPDATE AGENDA DRIVE SAME STORE SALES GROWTH BOOT BARN STORY

4 NAVIGATING THROUGH COVID-19 COVID-19 and its impact on the world continues to affect the Company through decreased store traffic and temporary store closures as a result of stay-at-home directives and the promotion of social distancing. In order to navigate through the current environment, we have steadily focused on the following financial measures: MANAGING INVENTORY PRESERVING MERCHANDISE MARGIN REDUCING EXPENSES 1 2 3 4 STRENGTHENING OUR BALANCE SHEET

5 STRENGTHENING OUR BALANCE SHEET METRIC Q4 FY2020 (in millions) Q1 FY2021 (in millions) CHANGE (in millions) CHANGE (percent) Cash $69.6 $83.1 +$13.5 +19.4% Inventory $288.7 $261.5 -$27.2 -9.4% Accounts Payable $95.3 $80.7 -$14.6 -15.3% Total Debt $241.4 $241.4 No Change No Change Net Debt1 $171.8 $158.3 -$13.5 -7.9% 1Total debt net of cash.

6 MANAGING INVENTORY 2.5% 7.9% 10.5% 9.5% 10.6% 8.6% 9.8% 11.1% 8.0% 5.7% -7.1% -27.1% -0.9% -0.4% 4.4% -1.6% 2.6% 3.8% 3.0% 9.2% 15.2% 9.4% 9.3% -3.0% Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19 Q4'19 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Retail Store SSS% Relative to Comp Store Inventory Retail Store SSS% Average Comp Store Inventory -64.2% -26.3% -2.2% April May June June Store SSS% in line with Q1’21 comp store inventory

7 MANAGING INVENTORY $288.7 $261.5 Q4 FY2020 Q1 FY2021 Total Inventory Balance (in millions) 9.4% Decline 23.8 26.4 24.5 24.6 Q4 FY19 Q4 FY20 Q1 FY20 Q1 FY21 Weeks of Supply1 1Calculated using the inventory balance at quarter-end and trailing twelve month cost of goods sold.

8 PRESERVING MERCHANDISE MARGIN Shift in e-commerce sales penetration from 14% in Q1 FY20 to 25% in Q1 FY21 Write-down of discontinued inventory as part of rebranding an acquired work-only store • Growth in e-commerce merchandise margin and EBIT rate in Q1

9 REDUCING EXPENSES $46.1 $38.4 Q1 FY2020 Q1 FY2021 Operating Expenses1 (in millions) $31.8 $14.0 Fiscal 2020 Fiscal 2021 E CAPEX (in millions, net of TI) 2 1Reflects a reduction in operating expenses of $7.7 million despite the opening of 24 new stores since the end of Q1 fiscal 2020. 2Reflects high-end of the Company’s fiscal 2021 capital expenditures estimate of $12 million to $14 million.

10 10 BUSINESS UPDATE - Q1 FISCAL 2021 RESULTS METRICS Q1 FY 2021 RESULTS Total sales -20.5% Same store sales -14.9% (Stores -27.1% E-commerce +51.9%) 1Consists primarily of 160 basis points attributable to the increased sales penetration of the lower merchandise margin e-commerce business and 30 basis points related to a write-down of discontinued inventory at the recently acquired G&L Clothing work-only store as it is rebranded to a traditional Boot Barn store with both western and work product. Merchandise margin rate -200 bps1 Net loss per diluted share -$0.02

11 BOOT BARN STORY

12 BOOT BARN IS A COMPELLING INVESTMENT STORY • Proven history of healthy same store sales growth in stores and online • Importance of quality and fit • Lifestyle experience across stores, e-commerce and events • Significant e-commerce penetration STRONG OMNI-CHANNEL BRAND PRESENCE NATIONAL LEADER IN ATTRACTIVE NICHE • Leader and authority in the western and work industry • Genuine lifestyle retail brand • Extremely loyal customers seeking authenticity • Unique merchandise assortment • Proven ability to drive growth and expansion • Exclusive brands across all major categories • Economies of scale in purchasing & ability to leverage expenses GROWTH AND PROFIT ENHANCEMENT OPPORTUNITIES

13 1 Reuters 1/6/2020, “Table: Top 20 vehicles sold in the United States in 2019”; 2 “2018 GfK Consumer Life Survey: 9% Five Year Growth Rate”; 3 As a result of various initiatives intended to reduce the transmission of COVID-19, many large public events including rodeos, concerts and country music festivals and NASCAR events have been cancelled or otherwise postponed. We believe these cancellations and postponements will negatively impact near-term growth in the western wear market. OUR CUSTOMERS’ LIFESTYLE Country music popularity continues to rise2,3 Top 3 vehicles sold in 2019 were pick-up trucks1 Hundreds of rodeos held in the U.S.3 Popular spectator sport 3

14 14 NATIONWIDE PRESENCE IN STORES & ONLINE Today • 264 stores • 36 states STORES 1Represents e-commerce sales dollars by state for the fiscal year ended March 28, 2020. E-COMMERCE 1 More Less

15 15 HOUSE OF BRANDS Western Work / Other TOP 5 Brands1 2 1 3 4 5 = Exclusive brands 1Represents top 5 brands in the stores during the fiscal year ended March 28, 2020.

16 U.S. WESTERN WEAR CHAINS (ESTIMATED STORE COUNT)1 7 85 More than 3x as many stores as closest competitor National Regional (Mostly Texas) Independent retailers North & South Carolina 1 Store count as of August 3, 2020. Thousands DOMINANT PLAYER IN THE INDUSTRY 264

17 17 1Fiscal year ended March 28, 2020. 2During the fiscal year ended March 28, 2020, western styles comprised approximately 70% of our sales, with work related and other styles making up the balance. PRODUCT MIX1 DIVERSIFIED SALES MIX MITIGATES RISK END USER1 CHANNEL1 Footwear 51% Hats, Accessories & Other 15% Apparel 34% Women 23% Unisex 7% Men 65% Kids 5% E-commerce 16% Stores 84% Western: ~70% of Sales2 Work and Other: ~30% of Sales2

18 18 EVERYDAY MERCHANDISE WITH LIMITED FASHION RISK RUGGED FOOTWEAR OUTERWEAR FLAME RESISTANT PANTS SHIRTS WORK & OTHER BOOTS DENIM WESTERN SHIRTS COWBOY HATS BELTS WESTERN • Low fashion quotient minimizes markdown exposure • Sales benefit of in-stock outweighs markdown risk

19 19 HISTORY OF PROFITABLE GROWTH Note: Fiscal year ends March. FY13 includes 29 stores acquired from RCC with 7 month net sales of $35.5 million. FY14 includes 30 stores acquired from Baskins with 10 month net sales of $63.4 million. Sheplers was acquired June 29, 2015, the beginning of Q2 FY16. ¹Fiscal 2017 was a 53-week year. The fiscal 2017 reported results have been adjusted above to reflect management’s estimated 52-week results. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. See the reconciliation included inthe Appendix. $233 $346 $403 $569 $619 $678 $777 $846 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 NET SALES ($MM) $23 $32 $39 $46 $41 $49 $68 $79 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 ADJUSTED EBIT ($MM) 1 1 CAGR ~20% CAGR ~19%

20 20 7.7% 13.8% 16.2% 14.2% 14.1% 18.1% 19.6% 16.9% 17.8% 14.3% 10.7% 7.5%8.2% 7.1% 3.8% 8.9% 7.7%7.3%7.2%7.0% 5.6% 0.1% -2.0% -1.2% 0.4% 1.8% 0.2% -0.9% 1.3%1.8% 5.2% 12.1% 11.6% 11.3% 9.2% 8.7%9.4% 7.8% 6.7% -4.7% -14.9% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Q3 '12 Q4 '12 Q1 '13 Q2 '13 Q3 '13 Q4 '13 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 A DECADE OF STRONG SSS (Consolidated SSS) COVID-19 IMPACTED RESULTS

21 21 STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH

22 Western Work Wonderwest EVOLUTION OF CUSTOMER SEGMENTATION STRATEGY Western Work Wonderwest 22 Men’s Country Men’s Work Women’s Country Women’s Work Women’s Contemporary Men’s Western Women’s Western Country Women’s Men’s

23 SERVING THE AMERICAN WORKER FOCUS ON FUNCTIONAL PRODUCT

24 STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH BUILD OUT EXCLUSIVE BRAND PORTFOLIO

25 25 THREE DISTINCT BRANDS ONLINE

26 26 UPGRADED CREATIVE LOOK AND FEEL OF SHEPLERS.COM

27 27 DEVELOPING OMNI-CHANNEL CAPABILITIES FY 2019 FY 2020 (pre-COVID) FY 20/21 (post-COVID) WHIP (Endless aisle of inventory) Buy Online Ship To Store (Online Outpost) BORIS (Buy Online Return In Store) Same Day Shipping (from DC) BOPIS (Buy Online Pick-up In Store) BOPAC (Buy Online Pick-up At Curb) Buy Online Fulfill from Store (Nationwide) Buy Online Same Day Delivery from Store Virtual Clienteling In test Pending Pending

28 STRATEGIC INITIATIVES BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH CONTINUE OMNI-CHANNEL LEADERSHIP

29 29 BUILD OUT EXCLUSIVE BRAND PORTFOLIO 2.6% 22.0% 21.9% FY2012 FY2020 Q1 FY2021 EXCLUSIVE BRAND SALES PENETRATION1 (% of Sales) • Margin enhancement ~1,000 bps 1Represents total company exclusive brand penetration.

30 STRATEGIC INITIATIVES CONTINUE OMNI-CHANNEL LEADERSHIP BUILD OUT EXCLUSIVE BRAND PORTFOLIO EXPAND OUR STORE BASE 1 2 3 4 DRIVE SAME STORE SALES GROWTH

31 31 OPPORTUNITY EXISTS TO DOUBLE STORE COUNT 86 117 152 169 208 219 226 240 259 FY 12 FY 13 FY 14 FY 15 FY 16 FY 17 FY 18 FY 19 FY 20 HISTORICAL STORE BASE COMPELLING NEW STORE ECONOMICS GOALS Store Size (sq. ft.) 10,000 Year 1 Net Sales $1.7mm Net Cash Investment $0.8mm Cash on Cash Return (Yr. 1) ~30% Payback Period ~3 Years New stores/Tuck-ins FY12 – Q1’21 120 14.8% CAGR

32 32 HISTORY OF STORE EXPANSION • 264 stores • 36 states CURRENT 2012 • 86 stores • 8 states

33 33 UNIONTOWN, PENNSYLVANIA NEW STORES IN NEW STATES RUSSELLVILLE, ARKANSAS

34 APPENDIX

35 ADJUSTED EBITDA AND ADJUSTED EBIT RECONCILIATION (a) Represents non-cash compensation expenses related to stock options, restricted stock awards, restricted stock units and performance share units granted to certain of our employees and directors. (b) Represents the non-cash accrual for future award redemptions in connection with our customer loyalty program. (c) Includes direct costs and fees related to the acquisitions of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. (d) Represents certain store integration, remerchandising, inventory obsolescence and corporate consolidation costs incurred in connection with the integration of RCC, Baskins and Sheplers, which we acquired in August 2012, May 2013 and June 2015, respectively. Fiscal 2016 includes an adjustment to normalize the gross margin impact of sales of discontinued inventory from Sheplers, which was sold at a discount or written off. The adjustment assumes such inventory was sold at Sheplers’ normalized margin rate. (e) Represents the amortization of purchase-accounting adjustments that adjusted the value of inventory acquired to its fair value. (f) Represents loss on disposal of assets and contract termination costs. (g) Represents a gain on adjustment of a ROU asset and liability. (h) Represents professional fees and expenses incurred in connection with secondary offerings conducted in January 2018, May 2018 and February 2015 and a Form S-1 Registration Statement filed in July 2015 and withdrawn in November 2015. (i) Represents professional fees and expenses incurred in connection with acquisition activity. (j) Represents store impairment charges recorded in order to reduce the carrying amount of the assets to their estimated fair values. 1The fiscal 2017 column has been adjusted to reflect management’s estimated 52-week results as fiscal 2017 was a 53-week year. The Company estimated that included in fiscal 2017 reported earnings per share was $0.03 attributed to the 53rd week. As such, the Company has estimated fiscal 2017 net income,excluding the 53rd week, to be $13.4 million compared to GAAP net income of $14.2 million. In calculating estimated Adjusted EBITDA and Adjusted EBIT on a 52-week basis, the Company also adjusted income tax expense, interest expense, and stock based compensation expense by taking 52/53rds of the GAAP reported fiscal 2017 numbers.